UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2007
LAZY DAYS’ R.V. CENTER, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)
6130 Lazy Days Boulevard Seffner, Florida 33584-2968 (Address of Principal Executive Offices, including Zip Code)
(800) 626-7800 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2007, the Board of Directors of Lazy Days’ R.V. Center, Inc. (the “Company”) appointed Nicholas Sheppard to the Board of Directors and the Audit Committee of the Board of Directors. Mr. Sheppard is a principal of Bruckmann, Rosser, Sherrill & Co. II, L.P., our equity sponsor.

On May 9, 2007, the Board of Directors of the Company appointed Charles Macaluso as Chairman of the Company’s Audit Committee replacing Michael Salvati who stepped down upon his appointment as interim Chief Financial Officer and appointed Thomas Millner as the financial expert of the company’s Audit Committee.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 14, 2007

            LAZY DAYS’ R.V. CENTER, INC.

            By: /s/ Michael Salvati___________________
            Name: Michael Salvati
            Title:  Chief Financial Officer